UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2014

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050	85253
Scottsdale, Arizona
(Address of Principal Executive Offices)	(Zip Code)

480-840-8400
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: As previously disclosed in the Current Report on Form 8-K filed on July 29, 2014, IMH Financial Corporation (“IMH” or the “Company”) entered into a series of agreements and transactions in connection with the payoff of its senior debt (the “Refinancing”). This Form 8-K/A amends the Current Report on Form 8-K referred to above to include as exhibits the following agreements: (i) the Negotiated Payoff Agreement, effective April 3, 2014, between NWRA Ventures I, LLC, a Delaware limited liability company (“NW Capital”) and IMH and certain affiliated entities of the Company (the “Initial Payoff Agreement”); (ii) that certain Sixteenth Amendment to Negotiated Payoff Agreement, effective July 9, 2014 (the “Sixteenth Amendment”); (iii) that certain Seventeenth Amendment to Negotiated Payoff Agreement, effective July 21, 2014 (the “Seventeenth Amendment”); and (iv) that certain Eighteenth Amendment to Negotiated Payoff Agreement, effective July 21, 2014 (the “Eighteenth Amendment”, together with the Initial Payoff Agreement, the Sixteenth Amendment, and the Seventeenth Amendment referred to in this Form 8-K/A as the “Material Payoff Documents”). The Initial Payoff Agreement, together with all amendments thereto, is referred to the “Payoff Agreement”. While the Current Report filed on July 29, 2014 contained certain references to the Payoff Agreement, the Company is filing as exhibits to this Form 8-K/A only the Material Payoff Documents since all of the other amendments to the Initial Payoff Agreement were immaterial. All summaries and descriptions of the terms of the Payoff Agreement in the Form 8-K filed on July 29, 2014 are qualified in their entirety by reference to the Material Payoff Documents attached hereto. In addition to filing the Material Payoff Documents as exhibits to this Form 8-K/A, the Company is also filing a corrected version of the press release, dated as of July 29, 2014, issued in connection with the Refinancing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits	Exhibit Description

10.13	Negotiated Payoff Agreement, effective April 3, 2014, between NWRA Ventures I, LLC and IMH Financial Corporation.

10.14	Sixteenth Amendment to Negotiated Payoff Agreement, effective as of July 9, 2014, between NWRA Ventures I, LLC and IMH Financial Corporation.

10.15	Seventeenth Amendment to Negotiated Payoff Agreement, effective as of July 21, 2014, between NWRA Ventures I, LLC and IMH Financial Corporation.

10.16	Eighteenth Amendment to Negotiated Payoff Agreement, effective as of July 23, 2014, between NWRA Ventures I, LLC and IMH Financial Corporation.

10.17	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 30, 2014

IMH FINANCIAL CORPORATION

By:	/s/ Lawrence D. Bain
Lawrence D. Bain Chief Executive Officer

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